Exhibit 10.3

Execution Version

SECOND AMENDMENT AGREEMENT

THIS SECOND AMENDMENT AGREEMENT (this “Amendment”) is made and entered into as of April 30, 2026, by and among PDG, P.A., a Minnesota professional association (“PDG”), DENTAL SPECIALISTS OF MINNESOTA, PLLC, a Minnesota professional limited liability company (“Dental Specialists”), ORTHODONTIC SPECIALISTS OF MINNESOTA, PLLC, a Minnesota professional limited liability company (“OSM”), PARK DENTAL PARTNERS, INC., a Minnesota corporation (“Park Dental Partners”), THE FACIAL PAIN CENTER, PLLC, a Minnesota professional limited liability company (“Facial PC”), PDP MN, LLC, a Minnesota limited liability company (“PDP MN”) and PDP AZ, LLC, a Minnesota limited liability company (“PDP AZ” and individually, collectively and jointly and severally with PDG, Dental Specialists, OSM, Park Dental Partners, Facial PC and PDP MN, the “Borrowers”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Borrowers and the Lender entered into that certain Amended and Restated Credit Agreement dated as of March 27, 2024 (as the same may be amended, modified, supplemented, renewed or restated, the “Credit Agreement”), concerning the extension by the Lender to the Borrowers of (i) a revolving line of credit in the original principal amount of up to $15,000,000 (the “Revolving Loan”) and

(ii) a term loan in the original principal amount of $13,000,000 (the “Term Loan,” and collectively with the Revolving Loan, the “Loans”); and

WHEREAS, the Obligations (as defined in the Credit Agreement) of the Borrowers to the Lender are secured by the Security Documents (as defined in the Credit Agreement); and

WHEREAS, the Borrowers are required to join a wholly owned Subsidiary, PDP AZ, LLC, a Minnesota limited liability company (the “New Subsidiary”) as a co-Borrower to the Loan Documents (as defined in the Credit Agreement); and

WHEREAS, the Borrowers have requested the Lender to modify certain provisions and make certain other modifications to the Credit Agreement as more particularly set forth herein; and

WHEREAS, the Lender is willing to make such amendments in accordance with the terms and subject to the conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement and the other Loan Documents.
2.	[Reserved].
3.	Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)	Section 6.4(b) is hereby amended by deleting the same in its entirety and replacing it with the following:

Notwithstanding anything to the contrary contained in Section 6.4(a) above and 6.4(c) below, Borrowers may form a new Subsidiary so long as all of the following conditions

220514334_3

are satisfied on or before the date that is 30 days after such Subsidiary is formed (or such later date agreed to by Lender in its sole discretion) (i) such Subsidiary, as determined by the Lender in its discretion, shall become either (A) a co-borrower under this Agreement and the other Loan Documents, or (B) a guarantor of all of the Obligations, (ii) such Subsidiary and the Borrowers execute and deliver to the Lender such joinders, security agreements, financing statements, pledge agreements, guaranties, certificates, legal opinions and other Loan Documents as the Lender may request to reflect its status as a new credit party to the transactions contemplated hereby, and to evidence the Lender’s Lien on the Collateral (including any Collateral of such Subsidiary and the equity interests of such Subsidiary) and the perfection and priority of the Lender’s Security Interest in accordance with the terms hereof, and (iii) such Subsidiary and the Borrowers shall provide additional information and documentation regarding such Subsidiary as may be reasonably requested by the Lender in connection with such joinder.

(b)Section 6.4(c) is hereby amended by deleting the same in its entirety and replacing it with the following:

Notwithstanding anything to the contrary contained in Section 6.4(a) and Section 6.4(b) above, the Borrowers may acquire a new Subsidiary in connection with a Potential Acquisition so long as all of the following conditions are satisfied on or before consummation of the Potential Acquisition: (i) no Default or Event of Default has occurred (unless the same shall have been cured in accordance with the provisions set forth herein or expressly waived in writing by the Lender) or would result from the Potential Acquisition, (ii) in connection with a Potential Cash Acquisition, the Borrowers obtain Lender’s prior written consent if the acquisition price for the Potential Acquisition is greater than $5,000,000, (iii) such Subsidiary, as determined by the Lender in its discretion, either (A) becomes a co-borrower under this Agreement and the other Loan Documents, or (B) becomes a guarantor of all of the Obligations and, in connection therewith, executes and delivers to the Lender such joinders, security agreements, financing statements, pledge agreements, guaranties, certificates, legal opinions and other Loan Documents as the Lender may request to reflect its status as a new credit party to the transactions contemplated hereby, and to evidence the Lender’s Lien on the Collateral (including any Collateral acquired pursuant to the Potential Acquisition) and the perfection and priority of the Lender’s Security Interest in accordance with the terms hereof, and (iv) provides additional information and documentation regarding the Potential Acquisition as may be reasonably requested by the Lender at least thirty (30) days prior to consummation of the Potential Acquisition.

4.	Conditions Precedent. This Amendment shall be effective when this Amendment has been fully executed and the following conditions precedent are satisfied in a manner acceptable to the Lender:
(a)Receipt by the Lender of duly executed counterparts of this Amendment by all parties hereto.
(b)	Payment to the Lender of all costs and expenses, attorneys’ fees and filing fees paid or incurred by the Lender in connection with the preparation of this Amendment and the documents related hereto and the closing and consummation of the transaction contemplated hereby.
(c)	Receipt by the Lender of the following:

220514334

1.the Joinder Agreement, dated as of the date hereof, by and between PDP AZ, the other Borrowers and the Lender;
2.	amended and restated Notes, executed by the Borrowers (including PDP AZ);
3.	current searches with respect to PDP AZ of appropriate filing offices showing that

(A) no state or federal tax liens have been filed and remain in effect against PDP AZ and (B) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against PDP AZ except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens;

4.certificates of the insurance required under the Credit Agreement and under the Security Documents with respect to PDP AZ, with all hazard insurance containing a lender’s loss payable endorsement for personal property in the Lender’s favor and with all liability insurance naming the Lender as an additional insured;
5.an incumbency certificate from an officer of PDP AZ certifying as to (A) the resolutions of PDP AZ’s directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents to which it is a party,

(B) PDP AZ’s operating agreement, and (C) the signatures of PDP AZ’s officers or agents authorized to execute and deliver Loan Documents and other instruments, agreements and certificates, including Advance requests, on PDP AZ’s behalf;

6.at least five (5) days before the date hereof, if PDP AZ qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, PDP AZ shall have delivered a Beneficial Ownership Certification; and
7.	an opinion of counsel for PDP AZ dated as of the date hereof.
(d)	Such other documents and information as the Lender may reasonably require in connection with this Amendment.
5.Reaffirmation of Loan Documents. Each Borrower hereby repeats and reaffirms each and all of its respective obligations under the Loan Documents, and agrees that the obligations secured (and the liens granted) pursuant to the Security Documents (including, without limitation, the Notes and the other Loan Documents) are in full force and effect as of the date hereof, not subject to any offset, defense or counterclaim and this Amendment does not constitute a novation of any such obligations or liens granted thereunder.
6.Costs and Expenses. The Borrowers shall pay as a condition to the Lender’s execution and delivery of this Amendment all costs and expenses, including attorneys’ fees and filing fees, paid or incurred by the Lender in connection with the preparation of this Amendment and the documents related hereto and the closing and consummation of the transaction contemplated hereby.
7.No Waiver. The Borrowers hereby acknowledge and agree that, by executing and delivering this Amendment and the documents related hereto, the Lender is not waiving any existing Default or Event of Default whether known or unknown, or any event, condition or circumstance, whether known or unknown, which with the giving of notice or the passage of time or both would constitute a Default or Event of Default, nor is the Lender waiving any of its rights or remedies under the

220514334

Loan Documents. Nothing herein entitles any party to any future consent to any waiver or modification of any of the terms, conditions, obligations, covenants or agreements in the Loan Documents in similar or different circumstances. This Amendment supersedes any oral communications concerning the consents herein.

8.No Setoff. The Borrowers hereby acknowledge and agree with the Lender that no events, conditions or circumstances have arisen or exist as of the date hereof which would give the Borrowers the right to assert a defense, counterclaim and/or setoff any claim by the Lender for payment of amounts owing under the Loan Documents. Any defense, right of setoff or counterclaim which might otherwise be available to the Borrowers is hereby fully and finally waived and released in all respects.
9.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota without giving effect to the choice of law provisions thereof.
10.Headings. The descriptive headings for the several sections of this Amendment are inserted for convenience only and not to define or limit any of the terms or provisions hereof.
11.Representations. The Borrowers hereby warrant and represent to the Lender that (i) each and all of the representations and warranties set forth and contained in the Loan Documents are true, correct and complete in all respects as of the date hereof except to the extent such representations and warranties are no longer applicable; (ii) no Default or Event of Default has occurred or is continuing as of the date hereof; (iii) each has full power and authority to execute and deliver this Amendment and the documents related hereto, and that this Amendment and all the documents related hereto constitute the legal, valid and binding obligations of said party, enforceable in accordance with their respective terms; and (iv) each has fully considered the terms of this Amendment and the documents related hereto and have had the opportunity to discuss this Amendment and the documents related hereto with its legal counsel, and is executing this Amendment and the documents hereto without any coercion or duress on the part of the Lender.
12.Further Assurances. The Borrowers hereby agree to execute and deliver such other further agreements, documents and instruments as is deemed necessary or advisable by the Lender in order to effectuate the purposes of this Amendment.
13.Release. The Borrowers hereby release the Lender and each of its officers, directors, employees, legal counsel and other representatives from any and all claims, demands, causes of action, liability, damage, loss, costs and expenses which it has paid, incurred or sustained or believed that it has paid, incurred or sustained, known or unknown, absolute or contingent, liquidated or unliquidated, as a result of or related to (i) the transactions evidenced by or related to the Loans (and each other loan originally made under the Credit Agreement), the Loan Documents, this Amendment, (ii) any acts or omissions of the Lender or any of its officers, directors, agents or employees in connection therewith or related thereto, or (iii) the extension or denial of credit.
14.Merger. All prior oral and written communications, commitments, alleged commitments, promises, alleged promises, agreements, and alleged agreements by or between the Lender and the Borrowers in connection with the Loans are hereby merged into the Loan Documents, as amended by this Amendment; shall be of no further force or effect; and shall not be enforceable unless expressly set forth in the Loan Documents, as amended by this Amendment. All commitments, promises, and agreements of the parties hereto are set forth in this Amendment and the Loan Documents and no other commitments, promises, or agreements, oral or written, of any of the parties hereto shall be enforceable against any such party.

220514334

15.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
16.Original Terms. Except as expressly amended herein and in any prior amendment, the Loan Documents shall be and remain in full force and effect in accordance with their original terms.
17.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or PDF shall be effective as delivery of a manually executed counterpart of this Amendment.
18.Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.
19.Jurisdiction, Venue; Waiver of Jury Trial. Section 8.14 of the Credit Agreement is hereby incorporated by reference as if fully set forth herein

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

220514334

IN WITNESS WHEREOF, the parties hereto have made and entered into this Amendment Agreement as of the day and year first above written.

BORROWERS:

PDG, P.A., a Minnesota professional association

By: /s/ Christopher Steele, D.D.S

Christopher Steele, D.D.S.

Its President

ORTHODONTIC SPECIALISTS OF MINNESOTA, PLLC, a Minnesota professional limited liability company

By: /s/ Alan S. Law, D.D.S., PhD.

Alan S. Law, D.D.S., PhD.

Its President

DENTAL SPECIALISTS OF MINNESOTA, PLLC, a Minnesota professional limited liability company

By: /s/ Alan S. Law, D.D.S., PhD.

Alan S. Law, D.D.S., PhD.

Its President

US Bank/Park Dental
Second Amendment Agreement

Signature Page

BORROWERS:

PARK DENTAL PARTNERS, INC.,
a Minnesota corporation

By: /s/ Peter G. Swenson

Peter G. Swenson

Its Chief Executive Officer

THE FACIAL PAIN CENTER, PLLC,
a Minnesota professional limited liability company

By: /s/ Christopher Steele, D.D.S

Christopher Steele, D.D.S.

Its Manager

PDP MN, LLC, a Minnesota limited liability company

By: /s/ Peter G. Swenson

Peter G. Swenson

Its Chief Executive Officer

PDP AZ, LLC, a Minnesota limited liability company

By: /s/ Peter G. Swenson

Peter G. Swenson

Its Chief Executive Officer

US Bank/Park Dental
Second Amendment Agreement

Signature Page

LENDER:

U.S. BANK NATIONAL ASSOCIATION, a national banking association

By: /s/ Amber Koens

Name: Amber Koens

Its: Vice President

US Bank/Park Dental
Second Amendment Agreement

Signature Page